SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2004

LaBRANCHE & CO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15251	13-4064735
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Exchange Plaza, New York, New York, 10006		10006
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 425-1144

Not Applicable

(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of Business Acquired.

None.

(b)                                 Pro Forma Financial Information.

None.

(c)                                  Exhibits

99.1                           Press release issued by LaBranche & Co Inc. dated January 27, 2004.

99.2                           Press release issued by LaBranche & Co Inc. dated January 28, 2004.

Item 12.                                                  Results of Operations and Financial Condition.

On January 27, 2004, LaBranche & Co Inc. issued a press release announcing a non-cash goodwill impairment for the fourth quarter of 2003.  The information set forth in the press release issued by LaBranche & Co Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

On January 28, 2004, LaBranche & Co Inc. issued a press release announcing its financial results for the fourth quarter and full year of 2003.  The information set forth in the press release issued by LaBranche & Co Inc., attached hereto as Exhibit 99.2, is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 and B.6 of Form 8-K, the information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

All other Items of this report are inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABRANCHE & CO INC.

Date: January 28, 2004	By:	/s/ Harvey S. Traison
Name: Harvey S. Traison
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by LaBranche & Co Inc. dated January 27, 2004

99.2	Press release issued by LaBranche & Co Inc. dated January 28, 2004